                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  March 9, 2001
                                                          -------------



                           UNUMPROVIDENT CORPORATION
                           -------------------------
            (Exact name of registrant as specified in its charter)


    Delaware                 01-11834               62-1598430
---------------            ------------         -------------------
(State or other            (Commission          (IRS Employer
jurisdiction of            File Number)         Identification No.)
incorporation)


     1 Fountain Square                                2211 Congress Street
     Chattanooga, Tennessee 37402                     Portland, Maine 04122
     ----------------------------------------------------------------------
          (Address, including zip code, of principal executive office)

                                (423) 755-1011
              ----------------------------------------------------
              (Registrant's telephone number, including area code)
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Item 5.  Other Events.
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     On March 9, 2001, we issued $575,000,000 of 7.625% senior notes in a public offering. We sold the senior notes pursuant to an Underwriting Agreement and related Pricing Agreement, each dated as of March 2, 2001, by and among us, Banc of America Securities LLC, Salomon Smith Barney Inc. and certain other underwriters set forth on Schedule I of the Pricing Agreement. The Underwriting Agreement together with the Pricing Agreement is included in this report as
Exhibit 1.1. We received $568,588,750 in proceeds from the sale of the senior notes.

     The senior notes mature on March 1, 2011, and were issued under a Senior Debt Indenture, which we entered into with The Chase Manhattan Bank, as Trustee, on March 9, 2001, and a First Supplemental Indenture, which we entered into with The Chase Manhattan Bank, as Trustee, on March 9, 2001. The First Supplemental Indenture, which contains the form of the senior notes is included in this report as Exhibit 4.18.


Item 7.  Financial Statements and Exhibits.
------   ---------------------------------

Exhibit
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1.1         Underwriting Agreement for Senior Debt Securities.

4.6         Form of Senior Debt Security (included in Exhibit 4.18).

4.18        First Supplemental Indenture to Senior Debt Securities Indenture.
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                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           UNUMPROVIDENT CORPORATION
                              (Registrant)



                           By: /s/ F. Dean Copeland
                               -------------------------------------------
                               F. Dean Copeland
                               Executive Vice President - Legal and
                                Administrative and General Counsel

Date:  March 14, 2001
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                               INDEX TO EXHIBITS

                                                       Sequential
Exhibit                                                Page No.
-------                                                --------

 1.1          Underwriting Agreement
              for Senior Debt Securities

 4.6          Form of Senior Debt Security
              (included in Exhibit 4.18)

 4.18         First Supplemental Indenture
              to Senior Debt Securities Indenture